NEWS RELEASE

FOR IMMEDIATE DISTRIBUTION

BBCN AND WILSHIRE ANNOUNCE COMMUNITY GOALS AND COMMITMENTS FOR MERGED BANK
~Focus on Increased Lending and Investments in Underserved Communities~

LOS ANGELES - April 8, 2016 - BBCN Bancorp, Inc. (NASDAQ: BBCN) and Wilshire Bancorp, Inc. (NASDAQ: WIBC) today jointly announced that their subsidiaries, BBCN Bank and Wilshire Bank, plan to enhance their combined community activities with the joint adoption of Community Goals and Commitments to be implemented upon completion of the merger of the two companies.

The commitments set forth a blueprint for steps the combined company plans to take in the areas of loans, investments, charitable and community contributions and grants over the next several years upon the completion of the merger, which is subject to shareholder and regulatory approvals. To view the Community Goals and Commitments, please visit https://www.bbcnbank.com/community-goals-and-commitments and https://www.wilshirebank.com/community-goals-and-commitments.

Following the merger completion, the combined company will continue to work with community organizations, including the California Reinvestment Coalition, the National Diversity Coalition and groups from within the African American, Latino, Korean and other Asian and Pacific Islander American communities. These groups provided valuable input to the banks to develop the Community Goals and Commitments.

“The Community Goals and Commitments emphasize our desire to be responsible banks and citizens in our communities,” said Kevin S. Kim, Chairman, President and Chief Executive Officer of BBCN Bancorp. Jae Whan (J.W.) Yoo, Wilshire Bancorp’s President and Chief Executive Officer, added, “We recognize that what is good for the community is frequently also good for business. By adopting these Commitments, we remain confident in, and committed to, the combination of BBCN and Wilshire.”

Kim concluded, “On behalf of BBCN and Wilshire, I want to personally thank the California Reinvestment Coalition, the National Diversity Coalition and their member organizations. Their insight and willingness to engage in productive dialogue provided valuable input in formalizing the Community Goals and Commitments, and we look forward to working collaboratively with them to serve the needs of our community.”

About BBCN Bancorp, Inc.

BBCN Bancorp, Inc. is the holding company of BBCN Bank, the largest Korean-American bank in the nation with $7.9 billion in assets as of December 31, 2015. Headquartered in Los Angeles and serving a diverse mix of customers mirroring its communities, BBCN operates 50 branches in California, New York, New Jersey, Illinois, Washington and Virginia; eight loan production offices in Seattle, Denver, Dallas, Atlanta, Northern California, Annandale, Virginia, Portland, Oregon and Fremont, California; and a representative office in Seoul, Korea.  BBCN specializes in core business banking products for small and medium-sized businesses, with an emphasis in commercial real estate and business lending, SBA lending and international trade financing. BBCN Bank is a California-chartered bank and its deposits are insured by the FDIC to the extent provided by law. BBCN is an Equal Opportunity Lender.

About Wilshire Bancorp, Inc.

Headquartered in Los Angeles, Wilshire Bancorp, Inc. is the parent company of Wilshire Bank, which operates 35 branch offices in California, Texas, Alabama, Georgia, New Jersey, and New York. Wilshire Bancorp also operates five loan production offices of which three are utilized primarily for the origination of loans under the Small Business Administration lending program located in Colorado, Georgia, and Washington, and two that are utilized primarily for the origination of residential mortgage loans located in California. Wilshire Bank is a community bank focusing on general commercial banking and commercial real estate lending within its primary markets encompassing the multi-ethnic populations of Los Angeles, New York, New Jersey, and Texas. For more information, please visit www.wilshirebank.com.

Additional Information and Where to Find It

In connection with the proposed merger, BBCN Bancorp has filed with the Securities and Exchange Commission (the “SEC”) a preliminary Registration Statement on Form S-4 that includes a Joint Proxy Statement/Prospectus of Wilshire Bancorp and BBCN Bancorp, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the preliminary Registration Statement and the Joint Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. You will be able to obtain a free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about BBCN Bancorp and Wilshire Bancorp at the SEC’s Internet site (www.sec.gov). You will also be able to obtain these documents, free of charge, from BBCN at www.BBCNbank.com in the “Investor Relations” section under the “About” tab, or from Wilshire Bancorp at www.wilshirebank.com in the “Investor Relations” section under the “About Wilshire Bank” tab. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Participants in Solicitation

BBCN Bancorp, Wilshire Bancorp and their respective directors, executive officers, management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning BBCN Bancorp’s participants is set forth in the proxy statement, dated May 1, 2015, and supplemental proxy materials, dated May 20, 2015, for BBCN Bancorp’s 2015 annual meeting of stockholders, as filed with the SEC on Schedules 14A. Information concerning Wilshire Bancorp’s participants is set forth in the proxy statement, dated April 9, 2015, for Wilshire Bancorp’s 2015 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of BBCN Bancorp and Wilshire Bancorp in the solicitation of proxies in respect of the merger is included in the preliminary Registration Statement and Joint Proxy Statement/Prospectus filed with the SEC.

Forward-Looking Statements

This press release contains statements regarding the proposed transaction between BBCN Bancorp and Wilshire Bancorp, the community goals and commitments to be implemented upon consummation of the merger, the timetable for completing the transaction and implementing such goals and commitments, and other statements about the future expectations, beliefs, goals, plans or prospects of the management of each of BBCN Bancorp and Wilshire Bancorp. These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of BBCN Bancorp, Wilshire Bancorp and the combined company, as well as the businesses and markets in which they do and are expected to operate. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “estimates,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans, “seeks,” and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The closing of the proposed transaction is subject to regulatory approvals, the approval of the shareholders of both BBCN Bancorp and Wilshire Bancorp, and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected time frame, or at all. If the transaction is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating BBCN Bancorp and Wilshire Bancorp and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the merger, including difficulties in maintaining relationships with employees, may be greater than expected; required governmental approvals of the merger may not be obtained on its proposed terms and schedule, or without regulatory constraints that may limit growth; competitive pressures among depository and other financial institutions may increase significantly and have an effect on revenues; the strength of the United States economy in general, and of the local economies in which the combined company will operate, may be different than expected, which could result in, among other things, a deterioration in credit quality or a reduced demand for credit and have a negative effect on the combined company’s loan portfolio and allowance for loan losses; changes in the U.S. legal and regulatory framework; and adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) which would negatively affect the combined company’s business and operating results.

For a more complete list and description of such risks and uncertainties, refer to BBCN Bancorp’s Form 10-K for the year ended December 31, 2015, and Wilshire Bancorp’s Form 10-K for the year ended December 31, 2015, as well as other filings made by BBCN Bancorp and Wilshire Bancorp with the SEC. Except as required under the U.S. federal securities laws and the rules and regulations of the SEC, BBCN Bancorp and Wilshire Bancorp disclaim any intention or obligation to update any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.
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Contact:    Jimmy Lee
Jimmy.Lee@BBCNBank.com
(213) 235-3076